UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549



                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES ACT OF 1933

Date of Report (date of earliest event reported): October 30, 1996


     PHYSICIANS LASER SERVICES, INC. (f/k/a EXCEL RESOURCES, INC.)
         (Exact Name of Registrant as Specified in its Charter)

                            Delaware
(State or other jurisdiction of incorporation or organization)

                           13-3188137
             (I.R.S. Employer Identification Number)

                              2-89401
                     (Commission file Number)

3200, N. Federal Highway, P.O. Box 907, Boca Raton, FL 33429-0907
             (Address of Principal Executive Office)

                           407-338-9256
  (Telephone number, including area code, of Agent for Service)

Item 2.   ACQUISITION OF ASSETS.

(a) On October 30, 1996 Physicians Laser Services, Inc. (the "Registrant") acquired from Howard Holderness,
Jr., M.D. and Richard Snell (collectively the "Mobilase Selling Shareholders")100% of all of the issued and outstanding stock (1,000 shares) of Mobilase, Inc. ("Mobilase"), a North Carolina corporation based in Virginia.
Mobilase's assets include, among other things, (i) a 1990 transport van; (ii) a 1996 transport van; and (iii) four (4) cosmetic surgical lasers, which it leases to physician's offices, hospitals and medical clinics. Mobilase will continue in its business of leasing medical lasers as a wholly owned subsidiary of the Registrant. Richard Snell shall serve as vice president and chief operating officer of Mobilase pursuant to an employment agreement with Mobilase entered into on October 18, 1996. Howard Holderness, Jr. will continue to serve as president of Mobilase. At this time, Mr. Holderness has not entered into an employment agreement with either Mobilase or the Registrant to serve as Mobilase's president, and he receives no compensation as such. No material relationship exists between the Mobilase Selling Shareholders and the Registrant or any of its affiliates, any officer or director of the Registrant, or any associate of any such director or officer. The Registrant transferred to the Mobilase Selling Shareholders 238,728 shares ("Base Shares") of the Registrant's restricted stock, subject to certain conditions set forth below, in exchange for such Mobilase stock.

     Pursuant to the stock purchase agreement, the Base Shares were derived from a formula relating to Mobilase's projected profit and loss statement for the period 11/1/96 to 10/31/97. The Bases Shares were derived by multiplying Mobilase's projected income before taxes by five (5) and then dividing the product by $2.00. Within
90 days of 10/31/97, the Base Shares shall be adjusted ("Adjusted Base Shares") to the extent that if Mobilase's income before taxes increases or decreases, then the Base Shares shall be adjusted accordingly pursuant to the same abovementioned formula. Such adjustment shall be limited to an increase or decrease of 50%. Within 90 days of 10/31/98, the Adjusted Base Shares shall be adjusted to the extent that if Mobilase's income before taxes increases or decreases, then the Adjusted Base Shares shall be adjusted accordingly pursuant to the same abovementioned formula. Such adjustment shall be limited to an increase or decrease of 50%. An equitable adjustment is also provided for in the event the Registrant's shares trade at less than $3.00 per share averaged over the previous 20 trading days. The adjustment shall be equal to the proportionate amount that the Registrant's shares are trading below
$3.00 per share. There shall be no adjustment if the Registrant's shares are trading above $3.00 per share. As of the date hereof, the Registrant's shares are trading below $3.00 and such adjustment to the base shares has been made. Also, for the Mobilase Selling Shareholders to be eligible for any additional shares of the Registrant provided for in the first and second adjusted base periods, Richard Snell must be an employee of the Registrant in good standing in accordance with his employment contract at the time the above adjustments are made.

(b) On November 4, 1996 the Registrant acquired from Mark Pinter and Jonah Yavne (collectively the "PLSNY
Selling Shareholders") 100% of all of the issued and outstanding stock (100 shares) of P.L.S.N.Y, Inc. ("PLSNY"), a New York corporation based in New York. PLSNY presently leases its business assets which include, among other things, (i) a 1995 leased transport truck; (ii) a Coherent Ultrapulse CO2 5000C Aesthetic 117 surgical laser; (iii) a Truespot Collimated Handpiece; (iv) an Aesthetic Preceptorship Trng; and (v) a Computer Pattern Generator. The
Registrant has agreed to jointly assume with PLSNY the lease obligations of the abovementioned equipment .
PLSNY will continue in its business of leasing medical lasers to physician's offices, hospitals and medical clinics as a wholly owned subsidiary of the Registrant, and Mark Pinter shall serve as president and chief operating officer of PLSNY pursuant to an employment agreement with PLSNY entered into on September 24, 1996. No material relationship exists between the PLSNY Selling Shareholders and the Registrant or any of its affiliates, any officer or director of the Registrant, or any associate of any such director or officer. The Registrant transferred to the PLSNY Selling Shareholder's affiliates 325,066 shares ("Base Shares") of the Registrant's restricted stock, subject to certain conditions set forth below, in exchange for such PLSNY stock.

     Pursuant to the stock purchase agreement, the Base Shares were derived from a formula relating to PLSNY's projected profit and loss statement for the period 11/1/96 to 10/31/97. The Bases Shares were derived by multiplying
PLSNY's projected income before taxes by five (5) and then dividing the product by $2.00. Within 90 days of 10/31/97, the Base Shares shall be adjusted ("Adjusted Base Shares") to the extent that if PLSNY's income before taxes increases or decreases, then the Base Shares shall be adjusted accordingly pursuant to the following formula.
Such excess or deficient income shall be multiplied by 2.5, then the product shall be divided by $2.00 . Within 90 days of 10/31/98, the Adjusted Base Shares shall be adjusted to the extent that if PLSNY's income before taxes increases or decreases, then the Adjusted Base Shares shall be adjusted accordingly pursuant to the same abovementioned formula. An equitable adjustment is also provided for in the event the Registrant's shares trade at less than $3.00 per share averaged over the previous 20 trading days. The adjustment shall be equal to the proportionate amount that the Registrant's shares are trading below $3.00 per share. There shall be no adjustment if the Registrant's shares are trading above $3.00 per share. As of the date hereof, the Registrant's shares are trading below $3.00 and such adjustment to the base shares has been made. Also, for the PLSNY Selling Shareholders, or their affiliates, to be eligible for any additional shares of the Registrant provided for in the first and second adjusted base periods, Mark Pinter must be an employee of the Registrant in good standing in accordance with his employment contract at the time the above adjustments are made.

Item 5.   OTHER EVENTS.

      As of March 29, 1996, the Registrant changed the address of its principal office, which is now located at 3200 North Federal Highway #226, P.O. Box 907, Boca Raton, FL
33429-0907.

     Also, in October, 1996, the Registrant appointed William R.
Colucci to serve as its Chief Operating Officer.
Mr. Colucci is a former partner of Decision Dynamics of Fort
Lauderdale.  Mr. Colucci graduated from St. Joseph's
University, Philadelphia, P.A. and has completed courses sponsored by the Stanford University Graduate School of
Business for executives of emerging growth companies.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     It is impracticable to provide the financial statements and pro form financial information required by Items
7(a) and 7(b) of Form 8-K for Mobilase or PLSNY at this time.

     Accordingly, no such financial statements are being filed with this current report on Form 8-K. Rather, such financial statements and information will be filed by amendment hereto as soon as practicable, but not later than sixty
(60) days after the date on which this Report on Form 8-K must be filed.


EXHIBITS.

1.   Stock Purchase Agreement between Registrant and Mobilase.

2.   Stock Purchase Agreement between Registrant and PLSNY.



SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Physicians Laser Services, Inc.


By:/s/ Raymond F. Stack
     Raymond F. Stack, President

Dated November 13, 1996